Income Taxes	3 Months Ended	12 Months Ended
	Mar. 31, 2024	Dec. 31, 2023
Restructuring Cost and Reserve [Line Items]
Income Taxes

10. Income Taxes

The provision for income taxes for interim periods is determined using an estimated annual effective tax rate in accordance with ASC 740-270, Income Taxes, Interim Reporting. The effective tax rate may be subject to fluctuations during the year as new information is obtained, which may affect the assumptions used to estimate the annual effective tax rate, including factors such as valuation allowances against deferred tax assets, the recognition or de-recognition of tax benefits related to uncertain tax positions, if any, and changes in or the interpretation of tax laws in jurisdictions where the Company conducts business.

Due to losses incurred for all periods presented, the Company did not record a provision or benefit for income taxes. A valuation allowance is provided when it is more likely than not that some portion of the deferred tax assets will not be realized. The Company established a full valuation allowance for all of its deferred tax assets for all periods presented due to the uncertainty of realizing future tax benefits from its net operating loss carryforwards and other deferred tax assets.

The Company reports income tax related interest and penalties within its provision for income tax in its interim condensed consolidated statements of operations. Similarly, the Company reports the reversal of income tax-related interest and penalties within its provision for income tax line item to the extent the Company resolves its liabilities for uncertain tax positions in a manner favorable to its accruals therefore, during the three months ended March 31, 2024 and 2023, the Company did not record unrecognized tax benefits.

Note 8 - Income Taxes

Deferred tax assets and liabilities reflect the effects of tax losses, credits, and the future income tax effects of temporary differences between the financial statement carrying amounts of existing assets and liabilities and their respective tax bases and are measured using enacted tax rates that apply to taxable income in the years in which those temporary differences are expected to be recovered or settled.

At December 31, 2023, the Company had the following carryovers subject to expiration:

Carryover	Amount	Begin to Expire In
1231 loss carryover	$798	2024
Net capital loss carryover	$29,402	2026
NOL carryover – Federal – indefinite life	$13,925,183	N/A
NOL carryover – Federal – subject to expiration	$23,207,997	2027
NOL carryover - state	$36,494,174	2024
Charitable contributions carryover	$25,000	2027
General business credit carryover ESB*	$129,310	2030
General business credit carryover NonESB*	$1,920,911	2026

The Company’s effective tax rate is 0% for the years ended December 31, 2023 and 2022. The Company’s effective tax rate is different than what would be expected if the federal statutory rate was applied to income before income taxes primarily because certain expenses are deductible for financial reporting purposes that are not deductible for tax purposes and valuation allowances applied to the Company’s net deferred tax assets. Deferred income taxes reflect the net tax effects of temporary differences between the carrying amounts of assets and liabilities for financial reporting purposes and the amounts used for income tax purposes. The major temporary differences that give rise to the deferred tax assets and liabilities are as follows: NOL carryovers, general business credit carryovers, charitable contribution carryovers, operating and finance lease assets and liabilities, depreciation and amortization, and capitalization of research & development expenses.

Section 174 of the Internal Revenue Code became effective on January 1, 2022. Under this section, research and development expenses are no longer deducted in the year expended, but are required to be capitalized and expensed over five years for tax purposes.

The Company evaluates the recoverability of these future tax deductions and credits by assessing the adequacy of future expected taxable income from all sources, including reversal of taxable temporary differences, forecasted operating earnings and available tax planning strategies. To the extent that management does not consider it more likely than not that a deferred tax asset will be recovered, a valuation allowance is established. The Company has provided a valuation allowance against the deferred income taxes at December 31, 2023 and 2022. The valuation allowance increased by $752,330 during the year ended December 31, 2023.

The components of the deferred income tax asset and liability as of December 31, 2023 and 2022 are as follows:

	December 31, 2023	December 31, 2022
Deferred Tax Assets (Liabilities):
General business credit carryover ESB	$129,310	$129,310
General business credit carryover NonESB	1,920,911	1,824,263
1231 loss carryover	219	219
Net capital loss carryover	8,086	4,805
NOL carryover - Federal	7,797,968	7,399,496
NOL carryover - State	2,372,121	2,308,126
Research and development	580,578	389,339
Charitable contributions carryover	6,875	6,875
Right of use assets - operating leases	(183,174)	(23,307)
Operating lease liabilities	185,395	29,419
Depreciation of property and equipment	23,362	20,776
Total deferred tax asset	12,841,651	12,089,321
Valuation allowance	(12,841,651)	(12,089,321)
Net Deferred Tax Asset	$-	$-

SERINA THERAPEUTICS, INC.

NOTES TO FINANCIAL STATEMENTS

DECEMBER 31, 2023 AND 2022

Agex Therapeutics Inc [Member]
Restructuring Cost and Reserve [Line Items]
Income Taxes

9. Income Taxes

Net loss from operations before income taxes for the years ended December 31, 2023 and 2022 was approximately $14.8 million and $10.5 million, respectively.

Deferred income taxes reflect the net tax effects of temporary differences between the carrying amounts of assets and liabilities for financial reporting purposes and the amounts used for income tax purposes.

The primary components of the net deferred tax assets and liabilities as of December 31, 2023 and 2022 were as follows (in thousands):

	December 31,
Deferred tax assets/(liabilities):	2023	2022
Net operating loss carryforwards	$14,278	$12,408
Capital loss carryforwards	3,120	3,120
Research and development credit carryforwards	1,178	1,138
Patents and fixed assets	975	879
Stock-based compensation	676	643
Capitalized research expenses	414	211
Other, net	175	62
Valuation allowance	(20,816)	(18,461)
Total net deferred tax assets	$-	$-

A valuation allowance is provided when it is more likely than not that all or some portion of the deferred tax assets will not be realized. AgeX established a full valuation allowance for all periods presented due to the uncertainty of realizing future tax benefits from its net operating loss (“NOL”) carryforwards and other deferred tax assets.

Income taxes differed from the amounts computed by applying the U.S. federal income tax rate indicated to pretax losses from operations as a result of the following:

	December 31,
	2023	2022
Computed tax benefit at federal statutory rate	21%	21%
Research and development and other credits	-%	1%
State tax benefit, net of effect on federal income taxes	4%	(7)%
Permanent differences	(4)%	-%
Stock-based compensation	(1)%	(2)%
Debt finance equity costs	(5)%	(6)%
Return to provision and other adjustments	-%	(5)%
Change in valuation allowance	(15)%	(2)%
	-%	-%

AgeX has established an accrual for uncertain tax positions related to its U.S. research and development credits. As of December 31, 2023 and 2022, there was no accrued interest related to uncertain tax positions. AgeX does not believe it is reasonably possible that its unrecognized tax benefits will significantly change in the next twelve months. A reconciliation of beginning and ending balances for unrecognized tax benefits is as follows (in thousands):

	December 31,
	2023	2022
Balance at January 1	$379	$-
Additions for tax positions related to the current year	14	23
Additions for tax positions related to prior years	-	356
Reductions for tax positions related to prior years	-	-
Reductions related to settlements	-	-
Reductions related to a lapse of statute	-	-
Balance at December 31	$393	$379

AgeX monitors proposed and issued tax law, regulations, and cases to determine the potential impact of uncertain income tax positions. At December 31, 2023, AgeX had not identified any potential subsequent events that would have a material impact on unrecognized income tax benefits within the next twelve months.

As of December 31, 2023, AgeX has net operating loss carryforwards of approximately $59.7 million for U.S. federal income tax purposes. In general, NOLs and other tax credit carryforwards generated by legal entities in a consolidated federal tax group are available to other members of the tax group depending on the nature of the transaction that a member may enter into while still in the consolidated federal tax group.

As of December 31, 2023, AgeX has net operating losses of approximately $19.8 million for California purposes. In general, NOLs and other tax credit carryforwards generated by legal entities in a combined state tax group are available to other members of the tax group depending on the nature of the transaction that a member may enter into while still in the combined state tax group. Federal net operating losses generated on or prior to December 31, 2017, expire in varying amounts between 2028 and 2037, while federal net operating losses generated after December 31, 2017, carryforward indefinitely. The state net operating losses expire in varying amounts between 2028 and 2043.

As of December 31, 2023, AgeX has research and development tax credit carryforwards for federal and state tax purposes $0.7 million and $0.5 million, respectively. The federal tax credits expire between 2028 and 2043, while the state tax credits have no expiration date.

As of December 31, 2023, AgeX has capital loss carryforwards for federal and state tax purposes of $12.4 million and $5.9 million, respectively. The federal and California capital loss carryforwards will expire in 2026.

Effective for tax years beginning after December 31, 2021, taxpayers are required to capitalize any expenses incurred that are considered incidental to research and experimentation (“R&E”) activities under IRC Section 174. While taxpayers historically had the option of deducting these expenses under IRC Section 174, the December 2017 Tax Cuts and Jobs Act mandates capitalization and amortization of R&E expenses for tax years beginning after December 31, 2021. Expenses incurred in connection with R&E activities in the US must be amortized over a 5-year period if incurred, and R&E expenses incurred outside the US must be amortized over a 15-year period. R&E activities are broader in scope than qualified research activities considered under IRC Section 41 (relating to the research tax credit). For the year ended December 31, 2023, the Company performed an analysis based on available guidance and determined that it will continue to be in a loss position even after the required capitalization and amortization of its R&E expenses. We will continue to monitor this issue for future developments, but we do not expect R&E capitalization and amortization to require us to pay cash taxes now or in the near future.

For the year ended December 31, 2023, we experienced a loss; therefore, no income tax provision was recorded for the year ended December 31, 2023.

Other Income Tax Matters

Code Section 382 places a limitation (“Section 382 Limitation”) on the amount of taxable income that can be offset by NOL carryforwards after a change in control (generally greater than 50% change in ownership within a three-year period) of a loss corporation. California has similar rules. Generally, after a control change, a loss corporation cannot deduct NOL carryforwards in excess of the Section 382 Limitation. Due to these “change in ownership” provisions, utilization of the NOL and tax credit carryforwards may be subject to an annual limitation regarding their utilization against taxable income in future periods.

AgeX and its subsidiaries may be subject to potential income tax examination by U.S. federal or states authorities. These potential examinations may include inquiries regarding the timing and amount of deductions, and compliance with U.S. federal and state tax laws. AgeX filed its first consolidated federal tax return in 2018. AgeX and its current subsidiaries are not subject to tax examination by federal tax authorities for tax years beginning before 2020 and for state tax authorities beginning before 2019. However, the tax authorities may still make adjustments to the net operating loss and credit carryforwards used in open years by AgeX or any of its subsidiaries. Any potential examinations may include inquiries regarding the timing and amount of deductions, and compliance with U.S. federal and state tax laws.